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                                                                   EXHIBIT 10.2

                            ROCKY SHOES & BOOTS, INC.
                           RESTRICTED STOCK AGREEMENT
                         [RELATING TO SHARES GRANTED TO
                      NON-EMPLOYEE DIRECTORS AS A RETAINER]
                                    UNDER THE
                            2004 STOCK INCENTIVE PLAN

       Rocky Shoes & Boots, Inc. (the "Company") hereby grants, effective this _____ day of ______________, ______ (the "Effective Date") to (the "Grantee")
________ shares of its common stock, without par value (the "Restricted Shares"), pursuant to the Company's 2004 Stock Incentive Plan (the "Plan"), subject to the following:

         1. RELATIONSHIP TO THE PLAN. These Restricted Shares are granted pursuant to the Plan, and are in all respects subject to the terms, provisions and definitions of the Plan and any amendments thereto. The Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and conditions thereof. The Grantee accepts these Restricted Shares subject to all the terms and provisions of the Plan. The Grantee further agrees that all decisions and interpretations made by the Stock Option and Compensation Committee (the "Committee"), as established under the Plan, and as from time to time constituted, are final, binding, and conclusive upon the Grantee and his or her heirs.

         2. VESTING AND RESTRICTIONS. These Restricted Shares are fully vested as of the Effective Date but are not tradable in the public markets until the first anniversary of the Effective Date.

         3. GENERAL. This Agreement will be construed as a contract under the laws of the State of Ohio without reference to Ohio's choice of law rules. It may be executed in several counterparts, all of which will constitute one Agreement. It will bind and, subject to the terms of the Plan, benefit the parties and their respective successors, assigns, and legal representatives.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.


GRANTEE:                                    ROCKY SHOES & BOOTS, INC.


                                            By:
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                                            Its:
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